UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2010

American Medical Alert Corp.
(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York	11572
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (516) 536-5850

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On March 25, 2010, American Medical Alert Corp. (the “Company”) issued a press release announcing the results of operations for the quarter and year ended December 31, 2009.  A copy of such press release is attached hereto as Exhibit 99.1.

As previously announced, the Company will host a webcast on Thursday, March 25, 2010 to discuss its financial results for the quarter and year ended December 31, 2009.  The Company invites investors and others to listen to the conference call live over the Internet or by dialing in to 877-407- 9205 at 10:30 a.m. ET.

What:	American Medical Alert Corp. Fiscal 2009 Results
When:	Thursday, March 25, 2010 at 10:30 a.m. ET
Where:	http://www.investorcalendar.com/IC/CEPage.asp?ID=156455
How:	Log on to the web at the address above, and click on the audio link or dial in 877-407-9205 to participate.

Following the conference call, the webcast will be available on the VCall website at http://www.investorcalendar.com/IC/CEPage.asp?ID=156455. The financial information presented in the webcast will also be available at http://amac.com/press.cfm.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1	Press release of American Medical Alert Corp., issued on March 25, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2010

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Richard Rallo
	Name:	Richard Rallo
	Title:	Chief Financial Officer